WASHINGTON, DC 20549

                               _______________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)  March 31, 2000



                                NISOURCE INC.
   ----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)





         Indiana                 1-9779            35-1719974
   ----------------------------------------------------------------------
   (State or Other Jurisdiction  (Commission File       (IRS Employer
         of Incorporation)            Number)        Identification No.)


   801 E. 86TH AVENUE, MERRILLVILLE, INDIANA    46410
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)     (Zip Code)


   Registrant's telephone number, including area code     (219) 853-5200
                                                           --------------

   ---------------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)





   Item 5.   Other Events.
             -------------

        On March 31, 2000, the Agreement and Plan of Merger dated as of February 27, 2000, as amended and restated as of March 31, 2000 ("Amended Merger Agreement"), among Columbia Energy Group, a Delaware corporation ("Columbia"), NiSource Inc., an Indiana corporation ("NiSource"), New NiSource Inc., a Delaware corporation ("New NiSource"), Parent Acquisition Corp., an Indiana corporation and wholly owned subsidiary of New NiSource, Company Acquisition Corp., a Delaware corporation and wholly owned subsidiary of New NiSource, and NiSource Finance Corp., an Indiana corporation and wholly owned subsidiary of New NiSource was executed. The Amended Merger Agreement adds New NiSource, Parent Acquisition Corp. and Company Acquisition Corp., which are the special purpose entities formed to complete the mergers, as parties. The Amended Merger Agreement also adds NiSource Finance Corp., which is a newly-formed subsidiary of NiSource organized for purposes of the merger financing, as a party and makes other technical changes.

        The description of the Amended Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by the provisions of the Agreement and Plan of Merger dated as of February 27, 2000, as amended and restated as of March 31, 2000, among Columbia, NiSource, New NiSource Inc., Parent Acquisition Corp., Company Acquisition Corp. and NiSource Finance Corp., which is attached as Exhibit 2.1 and is incorporated herein by reference.


   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits.
             ------------------------------------------------------------

   The following exhibit is filed herewith:

   2.1 Agreement and Plan of Merger dated as of February 27, 2000, as amended and restated as of March 31, 2000, among Columbia Energy Group, NiSource Inc., New NiSource Inc., Parent Acquisition Corp., Company Acquisition Corp. and NiSource Finance Corp.





                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NISOURCE INC.
                                 (Registrant)



   Dated: April 3, 2000          By: /s/  Nina M. Rausch
                                     -----------------------------------
                                      Name:  Nina M. Rausch
                                      Title:  Secretary





                                EXHIBIT INDEX




   EXHIBIT NUMBER      DESCRIPTION
   --------------      -----------


        2.1 Agreement and Plan of Merger dated as of February 27, 2000, as amended and restated as of March 31, 2000, among Columbia Energy Group, NiSource Inc., New NiSource Inc., Parent Acquisition Corp., Company Acquisition Corp. and NiSource Finance Corp.